AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 8, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8,  2003

Commission file number: 1-07151

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Idenfification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 8, 2003, The Clorox Company (the "Company") issued a news release with respect to earnings for the quarter ended March 31, 2003.

Exhibit

99. News Release by The Clorox Company dated May 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                THE CLOROX COMPANY

Date:  May 8, 2003                                                                    By:  ____________________________

                                                                                                       Peter D. Bewley

                                                                                                       Senior Vice President – General Counsel

                                                                                                       and Secretary